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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): January 12, 2006


                          DEEP FIELD TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its chapter)



  NEW JERSEY                       333-120506                    20-1862733
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  (State of                       (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


     750 HIGHWAY 34, MATAWAN, NJ                                     07747
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:            (732) 441-7700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 12, 2006, Deep Field Technologies, Inc. (the "Company") entered into a Securities Exchange Agreement (the "Securities Exchange") by and among the Company, Beijing Sino-US Jinche Yingang Auto Technological Services Limited, a cooperative joint venture under the laws of The People's Republic of China ("Automart") and Automart's joint venture participants ("the JV Participants") whereby the JV Participants will transfer 95% of their interest in Automart to the Company in exchange for an aggregate of 116,245,399 Class A Common Stock shares, or 85% of the outstanding shares of the Company, and 2 million of the Company's Class B Common Stock shares.

     The closing of the Securities Exchange will occur upon the satisfaction of a number of conditions precedents: (i) shareholder approval of the Securities Exchange by the Company's shareholders, (ii) financing in the form of a convertible debenture for not less than $4 million and (iii) the requisite approvals by the People's Republic of China. It is anticipated that the closing will occur in the first quarter 2006.

     AutoMart is a China based joint venture recently formed between Beijing Silver Harbor Car Service Center and Mayflower Auto Group, LLC. AutoMart business focuses on automobile after-sales services, including maintenance and repairs, insurance, parts sales, interior furnishings, care products, tires, and windshields in the People's Republic of China.

     On January 12, 2006, the parties entered into an Amendment to the Securities Exchange wherein all references to a "Proxy Statement" were deleted and replaced with the words "Information Statement". This revision provides that the Company seek shareholder approval of the Securities Exchange without the use of a Proxy Statement, but will instead utilize an Information Statement. Additionally, the total number of outstanding Class A Common Stock shares of the Company on the date of the execution of the Securities Exchange was revised to read 20,513,894 and the total number of Class A Common Stock shares of the Company to be issued to the JV Participants at the consummation of the transaction shall be 116,245,399 and the total number of outstanding Class A Common Stock shares immediately after the consummation of the transaction shall be 136,759,293.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(d) Exhibits

     10.1 Securities Exchange Agreement dated January 12, 2006 by and among the Company, Beijing Sino-US Jinche Yingang Auto Technological Services Limited, a cooperative joint venture under the laws of The People's Republic of China ("Automart") and Automart's joint venture participants.

     10.2 Amendment dated January 12, 2006 to the Securities Exchange Agreement by and among the Company, Beijing Sino-US Jinche Yingang Auto Technological Services Limited, a cooperative joint venture under the laws of The People's Republic of China ("Automart") and Automart's joint venture participants.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DEEP FIELD TECHNOLOGIES, INC,

Date: March 24, 2006
                                      By: /s/  Mark Meller
                                          --------------------
                                          Mark Meller
                                          President and Chief Executive Officer


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                                INDEX OF EXHIBITS


                     10.1 Securities Exchange Agreement dated January 12, 2006 by and among the Company, Beijing Sino-US Jinche Yingang Auto Technological Services Limited, a cooperative joint venture under the laws of The People's Republic of China ("Automart") and Automart's joint venture participants.

                     10.2 Amendment dated January 12, 2006 to the Securities Exchange Agreement by and among the Company, Beijing Sino-US Jinche Yingang Auto Technological Services Limited, a cooperative joint venture under the laws of The People's Republic of China ("Automart") and Automart's joint venture participants.